FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814

Dated as of: October 12, 2005

KeyBank National Association
127 Public Square
Cleveland, OH 44114,
Attention: John C. Scott

Wells Fargo National Association
1750 H Street, NW
Suite 4000
Washington, DC 20006
Attention: Jennifer Dakin

Re: Amendment No. 2 to Revolving Credit Agreement

Ladies and Gentlemen:

We refer to the Revolving Credit Agreement dated as of November 30, 2004 (as amended and in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and certain of its Wholly-owned Subsidiaries (collectively, the “Borrowers”) and KEYBANK NATIONAL ASSOCIATION, WELLS FARGO NATIONAL BANK and the other lending institutions which may become parties thereto (individually, a “Lender” and collectively, the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”) and WELLS FARGO NATIONAL ASSOCIATION, as Syndication Agent, and KEYBANC CAPITAL MARKETS, as Lead Arranger and Book Manager. Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.

We have requested you to make certain amendments to the Credit Agreement, and you have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective as of October 12, 2005 (the “Amendment Date”), and subject to the fulfillment of the conditions contained in Article II of this Amendment, the Credit Agreement is amended in each of the following respects:

(a) The term “Loan Documents” shall, wherever used in the Credit Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment.

(b) The proviso contained in the definition of “Consolidated Gross Asset Value” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“provided that (i) if any Real Estate Asset is acquired during the first half of any quarter, Net Operating Income from such Real Estate Asset for the applicable quarter and the immediately following quarter shall be excluded, and such acquired Real Estate Asset shall be included at its cost basis value for such quarter and partial quarter, (ii) if any Real Estate Asset is acquired during the last half of any quarter, Net Operating Income from such Real Estate Asset for the applicable quarter and the immediately following two quarters shall be excluded, and such acquired Real Estate Asset shall be included at its cost basis value for such three quarters, and (iii) Net Operating Income from Real Estate Assets sold or otherwise transferred during the applicable quarter shall be excluded.”

(c) The definition of “Eligible Unencumbered Property” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Eligible Unencumbered Property(ies). As of any date of determination, an Unencumbered Property that: (i) is a Permitted Property, (ii) is not the subject of a Disqualifying Environmental Event or a Disqualifying Structural Event, (iii) is not a Real Estate Asset Under Development, (iv) is wholly-owned in fee simple by the Borrower, and (v) has been improved with a Building or Buildings which (a) have been issued a certificate of occupancy (where available) or are otherwise lawfully occupied for their intended use and (b) are in good and sound operating condition (the foregoing clauses (i) through (v) being herein referred to collectively as the “Unencumbered Property Conditions”).”

(d) The definitions of “Implied Debt Service” and “Mortgage Constant” contained in Section 1.1 of the Credit Agreement are hereby deleted in their entirety.

(e) The definition of “Majority Lenders” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Majority Lenders. As of any date of determination, (i) at any time that there are fewer than three Lenders, all of the Lenders with outstanding Commitments; and (ii) at any time that there are three or more Lenders, the Lenders whose aggregate Commitments constitute at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment (or, if the Commitments have been terminated, the Lenders whose aggregate Commitments, immediately prior to such termination, constituted at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment).”

(f) The definition of “Total Commitment” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Total Commitment. As of any date, the sum of the then current Commitments of the Lenders. As of the Amendment Date, the Total Commitment is $100,000,000. After the Closing Date, the aggregate amount of the Total Commitment may be increased to an amount not exceeding $150,000,000, provided that such Increase is in accordance with the provisions of §2.8.”

(g) Section 1.1 of the Credit Agreement is further amended by inserting, immediately following the definition of “Unsecured Consolidated Total Indebtedness” the following new definition:

Unsecured Interest Expense. For any period of determination, Consolidated Total Interest Expense for such period attributable to the Unsecured Consolidated Total Indebtedness of the Borrower, the Trust and their respective Subsidiaries.

(h) The proviso contained in the definition of “Value of Unencumbered Properties” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“provided that (i) if any Eligible Unencumbered Property is acquired during the first half of any quarter, such Eligible Unencumbered Property shall be excluded for the applicable quarter and the immediately following quarter, and will be included at its cost basis value and the Net Operating Income attributable to such Eligible Unencumbered Property shall be excluded from the calculation of the Value of Unencumbered Properties for such quarter and partial quarter, (ii) if any Eligible Unencumbered Property is acquired during the last half of any quarter, such Eligible Unencumbered Property shall be excluded the applicable quarter and the immediately following two quarters, and will be included at its cost basis value and the Net Operating Income attributable to such Eligible Unencumbered Property shall be excluded from the calculation of the Value of Unencumbered Properties for such three quarters, and (iii) the Net Operating Income attributable to any Eligible Unencumbered Property sold or otherwise transferred during the applicable period shall be excluded from the calculation of the Value of Unencumbered Properties.”

(i) Section 2.8 of the Credit Agreement is amended: (i) by deleting the reference to “$75,000,000” contained therein; and (ii) replacing it with the following: “$50,000,000.”

(j) Clause (c) contained in Section 8.13 of the Credit Agreement is hereby amended to add the following new paragraph at the end thereof:

“Notwithstanding the preceding paragraph of this clause (c), if the Value of Unencumbered Properties exceeds $125,000,000, the Borrower need not deliver to the Agent the items referred to in this clause (c) prior to the inclusion of such Real Estate Asset in the Unencumbered Pool (except to the extent a Joinder Agreement and related Joinder Documents are required to add a new Borrower in accordance with the terms hereof), but shall deliver them when and as required under Section 8.4.”

(k) Clause (i) contained in Section 9.1(f) of the Credit Agreement is hereby amended to add the following new language at the end thereof:

“except that, notwithstanding the foregoing, a portion of such Indebtedness at any time outstanding not in excess of ten percent (10%) of Consolidated Gross Asset Value may be Recourse Indebtedness of the Borrower so long as such Indebtedness is not secured by any Eligible Unencumbered Property or a pledge of the equity of any Subsidiary that owns an Eligible Unencumbered Property,”

(l) Section 9.1(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(i) Unsecured Indebtedness of the Borrower (not in the nature of a revolving credit facility) incurred after the Closing Date, provided that (i) the aggregate amount of Indebtedness permitted by this clause (i) shall not exceed ten percent (10%) of Consolidated Gross Asset Value at any time outstanding, and (ii) at the time any such Indebtedness is incurred and after giving effect thereto, there exists no Default or Event of Default hereunder.”

(m) The paragraph immediately following clause (i) contained in Section 9.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Notwithstanding the foregoing, in no event shall the Borrower, the Trust or any of their respective Subsidiaries incur or have outstanding unhedged variable rate Indebtedness in excess of twenty percent (20%) of Consolidated Gross Asset Value.”

(n) Section 10.6 of the Credit Agreement is amended to read in its entirety as follows:

“Unencumbered Pool Interest Coverage Ratio. As of the end of any fiscal quarter, the ratio of (i) Adjusted Net Operating Income for the applicable quarter, annualized; divided by (ii) the Unsecured Interest Expense for the applicable period shall not be less than 1.75 to 1.0.”

(o) Section 10.7 of the Credit Agreement is amended by inserting the following new proviso at the end thereof:

“, provided that (i) any Eligible Unencumbered Property acquired after the date hereof during the first half of any quarter shall be excluded from the foregoing calculation for the fiscal quarter in which it was acquired and for the immediately following fiscal quarter, and (ii) any Eligible Unencumbered Property acquired after the date hereof during the last half of any quarter shall be excluded from the foregoing calculation for the fiscal quarter in which it was acquired and for the immediately two following fiscal quarters.”

ARTICLE II

CONDITIONS PRECEDENT TO AMENDMENT

The Lenders’ agreement herein to amend the Credit Agreement as of the Amendment Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:

(a) Each of the Borrowers (including any Subsidiary becoming a Borrower as of the date hereof pursuant to a Joinder Agreement) shall have executed and delivered (or caused to be delivered) to the Agent (i) a counterpart of this Amendment, which shall be in form and substance satisfactory to the Lenders, and (ii) a promissory note in the face amount of $25,000,000 to KeyBank reflecting the increased Commitment of KeyBank under the Credit Agreement as of the Amendment Date (it being acknowledged by the parties hereto that the Borrowers exercised their right to a partial Increase of $25,000,000 under Section 2.8 of the Credit Agreement and that KeyBank has agreed to provide such $25,000,000 Increase);

(b) Each Subsidiary of FPLP that owns any Real Estate Asset that is being added to the Unencumbered Pool as of the date hereof and that has not signed the Credit Agreement or a Joinder Agreement prior to the date hereof shall have duly executed and delivered the Joinder Documents (including a Joinder Agreement in the form attached hereto as Annex 1) to the Agent;

(c) The Guarantor shall have acknowledged and consented to the provisions of this Amendment;

(d) The Agent and the Lenders shall have executed this Amendment;

(e) The Borrower shall have paid all fees associated with this Amendment, including the reasonable fees, charges and disbursements of its counsel in connection with the preparation hereof, or satisfactory arrangements therefore shall have been made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Borrowers (including each new Borrower party hereto) and the Guarantor hereby represents and warrants to you as follows:

(a) Representations and Warranties. Each of the representations and warranties made by the Borrowers and the Guarantor, as applicable, to the Agent and the Lenders in the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete on and as of the Amendment Date with the same full force and effect as if each of such representations and warranties had been made by the Borrowers and the Guarantor on the Amendment Date and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date.

(b) No Defaults or Events of Default. No Default or Event of Default exists on the Amendment Date, and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute a Default or an Event of Default under the Credit Agreement.

(c) Binding Effect of Documents. This Amendment, the $25,000,000 promissory note in favor of KeyBank and each of the Joinder Agreements, as applicable, has been duly authorized, executed and delivered to you by each of the Borrowers and the Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers and the Guarantor contained herein and therein constitute the legal, valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with their respective terms.

ARTICLE IV

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and each of the Borrowers and the Guarantor hereby ratifies and confirms all of its agreements and obligations contained therein, as applicable.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours,

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

By: First Potomac Realty Trust,

its sole general partner

By: /s/ Barry Bass

Barry Bass, Executive Vice President and Chief Financial Officer

AIRPARK PLACE, LLC
By:	Airpark Place Holdings, LLC,
its sole member
By:	First Potomac Realty Investment Limited Partnership,
its sole member
By: First Potomac Realty Trust,
its sole general partner
By: /s/ Barry Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

CROSSWAYS II LLC

By: First Potomac Realty Investment Limited Partnership,

its sole member

By: First Potomac Realty Trust,

its sole general partner

By: /s/ Barry Bass

Barry Bass, Executive Vice President and

Chief Financial Officer

AQUIA TWO, LLC
By:	First Potomac Realty Investment Limited Partnership,
its sole member
By:	First Potomac Realty Trust,
its sole general partner
By:	/s/ Barry Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

15395 JOHN MARSHALL HIGHWAY, LLC
By:	First Potomac Realty Investment Limited Partnership,
its sole member
By:	First Potomac Realty Trust,
its sole general partner
By:	/s/ Barry Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

WINDSOR AT BATTLEFIELD, LLC

By: First Potomac Realty Investment Limited Partnership,

its sole member

By: First Potomac Realty Trust,

its sole general partner

By: /s/ Barry Bass

Barry Bass, Executive Vice President and

Chief Financial Officer

RESTON BUSINESS CAMPUS, LLC
By:	First Potomac Realty Investment Limited Partnership,
its sole member
By:	First Potomac Realty Trust,
its sole general partner
By: /s/ Barry Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

1400 CAVALIER, LLC,

a Delaware limited liability company

By: First Potomac Realty Investment Limited Partnership,

its sole member

By: First Potomac Realty Trust,

its sole general partner

By: /s/ Barry Bass

Barry Bass, Executive Vice President and Chief Financial Officer

GATEWAY MANASSAS II, LLC,
a Delaware limited liability company
By:	First Potomac Realty Investment Limited Partnership,
its sole member
By:	First Potomac Realty Trust,
its sole general partner
By: /s/ Barry Bass
Barry Bass, Executive Vice President and Chief Financial Officer

FP Campostella Road, LLC
By:	First Potomac Realty Investment Limited Partnership,
its sole member
By:	First Potomac Realty Trust,
its sole general partner
By: /s/ Barry Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

FP Diamond Hill, LLC
By:	First Potomac Realty Investment Limited Partnership,
its sole member
By:	First Potomac Realty Trust,
its sole general partner
By: /s/ Barry Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

Gateway Hampton Roads, LLC
By:	First Potomac Realty Investment Limited Partnership,
its sole member
By:	First Potomac Realty Trust,
its sole general partner
By: /s/ Barry Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

The foregoing Amendment is hereby accepted by the undersigned as of October 12, 2005.

KEYBANK NATIONAL ASSOCIATION, Individually and as Administrative Agent By:_John Scott

Name: John Scott Title: Vice President

WELLS FARGO NATIONAL ASSOCIATION, Individually and as Syndication Agent By: _Jennifer A. Dakin

Name: Jennifer A. Dakin Title: Vice President

(Signatures continued on next page)

[Consent to Amendment No. 2 to Credit Agreement]

CONSENT OF GUARANTOR

FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of November 30, 2004 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR:

FIRST POTOMAC REALTY TRUST

By: /s/ Barry Bass
Barry Bass, Executive Vice President and
Chief Financial Officer